DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for Dreyfus Institutional Short Term Treasury Fund for its fiscal year ended September 30, 1997 as shown in the following table:

                                                                    Income Dividends          Distribution Rate**
                                        Total Return*          Per Share (Approximately)           Per Share
                                        ___________            _______________________         _________________
Institutional Shares                        6.23%                        $ .119                      6.06%
Investor Shares                             5.97%                        $ .115                      5.81%

THE ECONOMY
    Virtually ideal economic conditions have prevailed over the reporting period. Robust growth in the first half of 1997, the lowest unemployment rate since the early 1970s and measures of inflation at 30-year lows have combined to spur consumer confidence to record high ground. Businesses are similarly optimistic: government reports show that business investment in new equipment during the reporting period was at its fastest pace in 14 years. The question is, how long can this economic nirvana continue? Traditionally, the Federal Reserve Board (the "Fed") has acted to contain inflation long before it could spread throughout the economy, and Fed Chairman Alan Greenspan is a staunch inflation-fighter. Yet there are few traditional signs of potential inflationa ry excess to battle against. In fact, when the Asian economies are taken into account, you could question if the problem won't be disinflation rather than inflation. Conventional thinking views the low unemployment rate as a concern that employers will eventually raise wages to attract workers, resulting in higher prices as increased labor costs are passed along to consumers. So far, there has been a remarkable absence of wage and price pressures.
    There are few signs that broader measures of inflation are accelerating. The economy grew at a 4.1% rate over the first six months of this year, a pace that in other times would have resulted in rumblings of inflationary pressures. Until its modest rise in September, the Producer Price Index had an unprecedented series of seven straight monthly declines. The Consumer
Price Index rose at a 1.6% annual rate for the first eight months of the year, a rate less than half the 3.3% rise for the comparable period in 1996.
    Because of the lack of inflation, the Fed has been willing to tolerate strong economic growth without tightening monetary policy. The Federal Open Market Committee (FOMC), the policy-making arm of the Fed, has raised interest rates just once in more than two years, a period roughly coinciding with the surge of growth in the economy. The last increase in short-term interest rates came on March 25, 1997 when the FOMC increased the Federal Funds target rate by a modest one quarter of a percentage point to 5.50%.
(The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
    The benign inflationary environment, coupled with weaker foreign economies (particularly Asia), has allowed the Fed to tolerate stronger domestic growth. The Fed has consistently telegraphed its strong stance against inflation to the market. We question if that strong stance will really be needed. The Asian crisis is significant enough to global GDP that a Fed tightening becomes more improbable as the crisis continues to unfold. It is not unrealistic to assume that world growth, pricing power, and inflation will all turn downward.
    Countries in crisis tend to put money into solving problems in ways that exacerbate the very problems that cause crises. In viewing Asia, the first problem is overcapacity. The usual answer has been to ease monetary policy to stimulate growth. But this only stimulates more capacity. Japan is a perfect example of this strategy. Japanese short-term rates are less than one half of a percent. The Japanese economy looks no better now than it did six months ago. In fact, given that a large percentage of Japanese exports go to the other Asian countries embroiled in problems, the prognosis looks dire.

MARKET ENVIRONMENT
    The most underallocated sector in fixed income is the Treasury market. Investors in domestic bonds have favored spread products over Treasuries. Our belief is that people will shift their credit risk exposure back to Treasuries. Some of the other technicals that on previous occasions we have mentioned as favoring Treasuries continue to favor them more and more. To list a few: a lower budget deficit, reduced supply, higher yields than most other developed countries, and a strong dollar. As to higher yields, for example, the U.S. is yielding up to 4% more than Japan.
PORTFOLIO OVERVIEW
    We continue to be optimistic about the direction of interest rates here in the U.S. We also believe the chances that the Fed will become less restrictive in 1998 are greater than that it will become more restrictive. Our portfolio structure reflects our optimism: We will continue to keep the Fund close to or at its maximum average maturity of two years. We kept the Fund, on average, extended to its maximum average maturity for most of the year. Shareholders have benefitted by the Fund maintaining a higher yield, higher than what would have been earned in money market funds. We also maintained a relatively stable NAV through the rapid market volatility we have experienced. Of course, we will continue to monitor events domestically and globally, and adjust our positions accordingly.
    We want to thank you for choosing Dreyfus as an investment provider, and for choosing the Dreyfus Institutional Short Term Treasury Fund. We want to assure you that we will continue to strive to provide you an attractive investment vehicle.
                                                   Very truly yours,

                                         [Gerald E. Thunelius signature logo]

                                                      Gerald E. Thunelius
                                                      Portfolio Manager
October 20, 1997
New York, N.Y.
*Total return includes reinvestment of dividends and any capital gains paid. **Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND                               SEPTEMBER 30, 1997
COMPARISON OF CHANGE IN VALUE OF $10,000,000 INVESTMENT IN DREYFUS
INSTITUTIONAL SHORT TERM TREASURY FUND INSTITUTIONAL SHARES AND INVESTOR
SHARES AND THE MERRILL LYNCH GOVERNMENTS,
U.S. TREASURY, SHORT-TERM (1-2.99 YEARS) INDEX
[Exhibit A:
$12,562,145
Dreyfus Institutional
Short Term Treasury Fund
(Institutional Shares)
Dollars
$12,502,518
Dreyfus Institutional
Short Term Treasury Fund
(Investor Shares)
$12,341,095
Merrill Lynch
Governments,
U.S.Treasury, Short-Term
(1-2.99 Years) Index*
*Source: Merrill Lynch, Pierce, Fenner and Smith Inc.]
Average Annual Total Returns
                    Institutional Shares*                                          Investor Shares*
-----------------------------------------------------------    ---------------------------------------------------------
Period Ended 9/30/97                                           Period Ended 9/30/97
------------------------                                       ------------------------

1 Year                                         6.23%           1 Year                                      5.97%
From Inception (10/29/93)                      5.99            From Inception (10/29/93)                   5.86

Past performance is not predictive of future performance.
The above graph compares a $10,000,000 investment made in each of the Institutional shares and Investor shares of Dreyfus Institutional Short Term Treasury Fund on 10/29/93 (Inception Date) to a $10,000,000 investment made in the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-2.99 Years) Index on that date. For comparative purposes, the value of the Index on 10/31/93 is used as the beginning value on 10/29/93. All dividends and capital gain distributions are reinvested.
The Fund invests exclusively in U.S. Treasury securities and repurchase agreements in respect thereof. The Fund's portfolio of U.S. Treasury securities will, under normal circumstances, generally have a dollar-weighted average maturity not to exceed two years. The Fund's performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-2.99 years) Index is an unmanaged performance benchmark for Treasury securities with maturities of 1-2.99 years; issues in the Index must have par amounts outstanding greater than or equal to $25 million. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report. *Effective February 2, 1997, the Fund's Class A shares were redesignated as Institutional shares and Class B shares were redesignated as Investor shares.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
STATEMENT OF INVESTMENTS                                                               SEPTEMBER 30, 1997
                                                                                                    Principal
U.S. Treasury Notes-97.3%                                                                             Amount          Value
                                                                                                      -------         -------
  6 3/8%, 4/30/1999.........................................................                    $  15,100,000     $15,239,204
  6 3/8%, 5/15/1999.........................................................                       11,900,000      12,007,844
  9 1/8%, 5/15/1999.........................................................                        9,000,000       9,459,844
  6 3/4%, 5/31/1999.........................................................                        3,300,000       3,349,500
  6%, 6/30/1999.............................................................                       27,800,000      27,904,250
  5 7/8%, 7/31/1999.........................................................                        1,000,000 (a)   1,001,094
  5 7/8%, 8/31/1999.........................................................                       23,000,000      23,025,157
  7 3/4%, 11/30/1999........................................................                       45,000,000      46,729,688
  8 1/2%, 2/15/2000.........................................................                       10,000,000      10,576,563
                                                                                                                      -------
TOTAL U.S. TREASURY NOTES
  (cost $149,150,262).......................................................                                     $149,293,144
                                                                                                                      =======
Short-Term Investments-.4%
Repurchase Agreements;
Aubrey G. Lanston & Co., 6%
  dated 9/30/1997, due 10/1/1997 in the amount of $643,107
  (fully collateralized by $638,000 U.S. Treasury Notes,
  6 1/4%, 6/30/1998, value $650,760)
  (cost $643,000)...........................................................        .         $       643,000  $      643,000
                                                                                                                      =======
TOTAL INVESTMENTS
  (cost $149,793,262).......................................................                            97.7%    $149,936,144
                                                                                                         ====         =======
CASH AND RECEIVABLES (NET)..................................................                             2.3%  $    3,461,823
                                                                                                         ====         =======
NET ASSETS..................................................................                           100.0%    $153,397,967
                                                                                                         ====         =======
Notes to Statement of Investments:
    (a)  Purchased on a forward commitment basis.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
STATEMENT OF ASSETS AND LIABILITIES                                                         SEPTEMBER 30, 1997
                                                                                                     Cost             Value
                                                                                                  --------          --------
ASSETS:                          Investments in securities-See Statement of
                                 .......................        Investments-Note 1(b)         $149,793,262      $149,936,144
                                 Cash.......................................                                         706,678
                                 Interest receivable........................                                       2,894,968
                                                                                                                    --------
                                                                                                                 153,537,790
                                                                                                                    --------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                        26,696
                                 Due to Distributor.........................                                           4,761
                                 Payable for shares of Beneficial Interest redeemed                                  108,366
                                                                                                                    --------
                                                                                                                     139,823
                                                                                                                    --------
NET ASSETS..................................................................                                    $153,397,967
                                                                                                                    ========
REPRESENTED BY:                  Paid-in capital............................                                    $156,801,706
                                 Accumulated net realized gain (loss) on investments                              (3,546,621)
                                 Accumulated net unrealized appreciation (depreciation)
                                 .......................        on investments-Note 4                                142,882
                                                                                                                    --------
NET ASSETS..................................................................                                    $153,397,967
                                                                                                                    ========
NET ASSET VALUE PER SHARE
                                                --------------------------------
                                                                                               Institutional       Investor
                                                                                                   Shares            Shares
                                                                                                  --------          --------
Net Assets..................................................................                  $118,102,275       $35,295,692
Shares Outstanding..........................................................                    59,669,598        17,716,124
NET ASSET VALUE PER SHARE...................................................                         $1.98             $1.99
                                                                                                       ===               ===
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
STATEMENT OF OPERATIONS                                                                   YEAR ENDED SEPTEMBER 30, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                        $9,211,212
EXPENSES:                        Management fee-Note 3(a)...................                    $   295,043
                                 Distribution fees (Investor Shares)-Note 3(b)                       45,740
                                 Loan commitment fees-Note 2................                            314
                                                                                                     ------
                                       Total Expenses.......................                                           341,097
                                                                                                                        ------
INVESTMENT INCOME-NET.......................................................                                         8,870,115
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                    $  (311,069)
                                 Net unrealized appreciation (depreciation) on investments          272,387
                                                                                                     ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                           (38,682)
                                                                                                                        ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $8,831,433
                                                                                                                        ======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                   Year Ended            Year Ended
                                                                              September 30, 1997*     September 30, 1996
                                                                                   -----------           ----------
OPERATIONS:
  Investment income-net............................................            $     8,870,115       $   14,961,226
  Net realized gain (loss) on investments..........................                   (311,069)          (2,484,085)
  Net unrealized appreciation (depreciation) on investments........                    272,387              (14,896)
                                                                                      --------             --------
      Net Increase (Decrease) in Net Assets Resulting from Operations                8,831,433           12,462,245
                                                                                      --------             --------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Institutional Shares...........................................                 (7,804,323)         (13,968,029)
    Investor Shares................................................                 (1,065,792)          (1,022,388)
                                                                                      --------             --------
      Total Dividends..............................................                 (8,870,115)         (14,990,417)
                                                                                      --------             --------
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Institutional Shares...........................................                 60,840,986          257,457,775
    Investor Shares................................................                 36,151,101           41,742,937
  Dividends reinvested:
    Institutional Shares...........................................                  5,040,848           10,564,901
    Investor Shares................................................                    946,148              872,362
  Cost of shares redeemed:
    Institutional Shares...........................................               (117,988,964)        (256,062,818)
    Investor Shares................................................                (26,333,284)         (23,978,886)
                                                                                      --------             --------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions      (41,343,165)          30,596,271
                                                                                      --------             --------
        Total Increase (Decrease) in Net Assets....................                (41,381,847)          28,068,099
NET ASSETS:
  Beginning of Period..............................................                194,779,814          166,711,715
                                                                                      --------             --------
  End of Period....................................................              $ 153,397,967        $ 194,779,814
                                                                                      ========             ========
                                                                                       Shares               Shares
                                                                                      --------             --------
CAPITAL SHARE TRANSACTIONS:
  Institutional Shares
  -----------
  Shares sold......................................................                 30,764,445          128,426,345
  Shares issued for dividends reinvested...........................                  2,545,900            5,314,554
  Shares redeemed..................................................                (59,534,619)        (128,532,027)
                                                                                      --------             --------
      Net Increase (Decrease) in Shares Outstanding................                (26,224,274)           5,208,872
                                                                                      ========             ========
  Investor Shares
  ---------
  Shares sold......................................................                 18,164,991           20,911,548
  Shares issued for dividends reinvested...........................                    475,461              436,954
  Shares redeemed..................................................                (13,222,748)         (12,025,940)
                                                                                      --------             --------
      Net Increase (Decrease) in Shares Outstanding................                  5,417,704            9,322,562
                                                                                      ========             ========
*Effective February 2, 1997, Class A shares were redesignated as
Institutional Shares and Class B shares were redesignated as Investor Shares.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                      Institutional Shares
                                                                         ----------------------------------------------------
                                                                                    Year Ended September 30,
                                                                         ----------------------------------------------------
PER SHARE DATA:                                                          1997(1)           1996           1995           1994(2)
                                                                         ----              ----           ----           ----

    Net asset value, beginning of period...................           $  1.98           $  1.99        $  1.96        $  2.00
                                                                         ----              ----           ----           ----
    Investment Operations:
    Investment income-net..................................               .12               .13            .13            .10
    Net realized and unrealized gain (loss)
      on investments.......................................                .-              (.01)           .03           (.04)
                                                                         ----              ----           ----           ----
    Total from Investment Operations.......................               .12               .12            .16            .06
                                                                         ----              ----           ----           ----
    Distributions:
    Dividends from investment income-net...................              (.12)             (.13)          (.13)          (.10)
                                                                         ----              ----           ----           ----
    Net asset value, end of period.........................           $  1.98           $  1.98        $  1.99        $  1.96
                                                                         ====              ====           ====           ====
TOTAL INVESTMENT RETURN....................................              6.23%             6.03%          8.45%          3.08%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets................               .20%              .20%           .20%           .20%(3)
    Ratio of net investment income
      to average net assets................................              6.04%             6.40%          6.48%          5.41%(3)
    Portfolio Turnover Rate................................            952.81%           694.24%      1,926.32%      4,125.54%(4)
    Net Assets, end of period (000's Omitted)..............          $118,102          $170,290       $160,748        $90,421
(1)    Effective February 2, 1997, Class A shares were redesignated as Institutional Shares.
(2)    From October 29, 1993 (commencement of operations) to September 30, 1994.
(3)    Annualized.
(4)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                        Investor Shares
                                                                         --------------------------------------------------
                                                                                    Year Ended September 30,
                                                                         ----------------------------------------------------
PER SHARE DATA:                                                          1997(1)           1996           1995           1994(2)
                                                                         ----              ----           ----           ----

    Net asset value, beginning of period...................           $  1.99           $  2.00        $  1.97        $  2.00
                                                                         ----              ----           ----           ----
    Investment Operations:
    Investment income-net..................................               .12               .12            .13            .09
    Net realized and unrealized gain (loss)
      on investments.......................................                .-              (.01)           .03           (.03)
                                                                         ----              ----           ----           ----
    Total from Investment Operations.......................               .12               .11            .16            .06
                                                                         ----              ----           ----           ----
    Distributions:
    Dividends from investment income-net...................              (.12)             (.12)          (.13)          (.09)
                                                                         ----              ----           ----           ----
    Net asset value, end of period.........................           $  1.99           $  1.99        $  2.00        $  1.97
                                                                         ====              ====           ====           ====
TOTAL INVESTMENT RETURN....................................              5.97%             5.76%          8.17%          3.39%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets................               .45%              .45%           .45%           .45%(3)
    Ratio of net investment income
      to average net assets................................              5.83%             6.13%          6.35%          5.01%(3)
    Portfolio Turnover Rate................................            952.81%           694.24%      1,926.32%      4,125.54%(4)
    Net Assets, end of period (000's Omitted)..............           $35,296           $24,490         $5,964        $23,147
(1)    Effective February 2, 1997, Class B shares were redesignated as Investor Shares.
(2)    From October 29, 1993 (commencement of operations) to September 30, 1994.
(3)    Annualized.
(4)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Institutional Short Term Treasury Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with a high level of current income with minimum fluctuation of principal value. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold without a sales load. Effective February 2, 1997, Class A shares were redesignated as Institutional Shares and Class B shares were redesignated as Investor Shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Institutional Shares and Investor Shares. Investor Shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Act. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities, including U.S. Treasury Bills, are valued at the mean between the quoted bid prices and asked prices. Other short-term investments are carried at amortized cost, which approximates value.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.
    The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $2,832,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1997. The carryover does not include net realized securities losses from November 1, 1996 through September 30, 1997 which are treated, for Federal income tax purposes, as arising in fiscal 1998. If not applied, $728,000 of the carryover expires in fiscal 2003, $49,000 expires in fiscal 2004 and $2,055,000 expires in fiscal 2005.

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended September 30, 1997, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    Unless the Manager gives the Fund's investors 90 days notice to the contrary, the Manager, and not the Fund, will be liable for Fund expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, other than the following expenses, which will be borne by the Fund: the management fee, and with respect to the Fund's Investor Shares, Rule 12b-1 Service Plan expenses.
    The Manager compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund.
    The Manager compensates Mellon under a custody agreement to provide custodial services for the Fund.
    (b) Under the Investor Shares Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for distributing the Fund's Investor Shares and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Fund's Investor Shares and for providing certain services relating to Investor Shares shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts ("Servicing"), at an aggregate annual rate of .25 of 1% of the value of the average daily net assets of Investor Shares. Both the Distributor and Dreyfus may pay one or more Service Agents (a securities dealer, financial institution or other industry professional) a fee in respect of the Fund's Investor Shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended September 30, 1997, the Rule 12b-1 service fees borne by the Fund with respect to its Investor Shares was $45,740.
    (c) Each trustee receives an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 1997, amounted to $1,267,410,035 and $1,201,392,417, respectively.
    At September 30, 1997, accumulated net unrealized appreciation on investments was $142,882 consisting of $274,557 gross unrealized appreciation and $131,675 gross unrealized depreciation.
    At September 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus Institutional Short Term Treasury Fund
    We have audited the accompanying statement of assets and liabilities of Dreyfus Institutional Short Term Treasury Fund, including the statement of investments, as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional Short Term Treasury Fund at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [ERNST & YOUNG LLP signature logo]

New York, New York
November 4, 1997


DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
    For State individual income tax purposes, the Fund hereby designates 89.53% of the ordinary income dividends paid during its fiscal year ended September 30, 1997 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS INSTITUTIONAL
SHORT TERM TREASURY FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                        721/680AR979
Registration Mark
[Dreyfus logo]
Institutional
Short Term
Treasury Fund
Annual Report
September 30, 1997